UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2002

Acterna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-07438 (Commission File No.)	04-2258582 (IRS Employee Identification No.)

12410 Milestone Center Drive
Germantown, Maryland 20876
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (240) 404-2999

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1:
Certification of Ned C. Lautenbach, Chief Executive Officer of Acterna Corporation (the “Company”), which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

Exhibit 99.2:
Certification of John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Ned C. Lautenbach, Chief Executive Officer of the Company, and John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTERNA CORPORATION

Date: November 15, 2002	By:	/s/ John D. Ratliff
John D. Ratliff Corporate Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1
Certification of Ned C. Lautenbach, Chief Executive Officer of the Company, which accompanied the Company’s
Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

99.2
Certification of John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.